JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT Q
SEPARATE ACCOUNT R
SEPARATE ACCOUNT T
SEPARATE ACCOUNT W
SEPARATE ACCOUNT X
Supplement dated January 15, 2010 to PROSPECTUSES dated January 4, 2010
The information below supplements prospectuses dated January 4, 2010, describing one or more of the following variable annuity contracts issued by John Hancock Life Insurance Company (U.S.A.) (the “Supplement”):

Accommodator Variable Annuity
Accommodator 2000 Variable Annuity
Declaration Variable Annuity
Independence Variable Annuity
Independence 2000 Variable Annuity
Independence Preferred Variable Annuity
Marketplace Variable Annuity	Patriot Variable Annuity
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Extra II Variable Annuity
Revolution Value Variable Annuity
Revolution Value II Variable Annuity
Wealth Builder Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchased (the “Annuity Prospectus”) and retain all documents for future reference. If you would like another copy of the Annuity Prospectus, please contact our Annuities Service Center at 1-800-824-0335 to request a free copy. You may also visit our website at www.jhannuities.com.
Changes to Variable Investment Options
This Supplement describes the following changes to several Investment Options in your Contract:
•	Effective January 1, 2010, Deutsche Investment Management Americas Inc. commenced providing subadvisory consulting services directly to John Hancock Investments Management Services, LLC, the investment adviser to the John Hancock Trust, in its management of the Lifestyle Balanced fund-of-funds.

•	Effective January 15, 2010, Templeton Investment Counsel, LLC is replacing Capital Guardian Trust Company as the subadviser to the Overseas Equity Trust.

•	Effective January 12, 2010, the Short-Term Bond Trust modified its investment objective and strategy.
Accordingly, we revise disclosure in “V. General Information about Us, the Separate Accounts and the Portfolios — The Portfolios” as follows:
For all Contracts except Declaration, we have added the following as the last sentence under “The Portfolios — Funds-of-Funds”:
“Effective January 1, 2010 JHIMS LLC retained Deutsche Investment Management Americas Inc. (“DIMA”) to provide direct subadvisory consulting services in its management of the Lifestyle Balanced Portfolio.”

For all Contracts, we have updated the subadviser name for the Overseas Equity Trust in the table that appears under “The Portfolios — Portfolio Investment Objectives and Strategies” as follows:
Templeton Investment Counsel, LLC

Overseas Equity Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities of a diversified mix of large established and medium-sized foreign companies located primarily in developed countries (outside of the U.S.) and, to a lesser extent, in emerging markets.
For all Contracts except Declaration, we have updated the investment objective and strategy for the Short-Term Bond Trust that appears in the table under “The Portfolios — Portfolio Investment Objectives and Strategies” as follows (we use underlines to show proposed additions and ~~strikethroughs~~ to show deletions to the text):
Declaration Management & Research LLC
  ...

Short-Term Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with an average credit quality rating of at least “A” ~~or “AA”~~ and a weighted average effective maturity between one and three years, and no more than 15% of the Portfolio’s net assets will be invested in high yield bonds.
For all Contracts except Declaration, we have also deleted the following footnote from the table that appears under “The Portfolios — Portfolio Investment Objectives and Strategies”:
“Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.”
You should retain this Supplement for future reference.
Supplement dated January 15, 2010

01/10:	333-164134	333-164145	333-164141
	333-164143	333-164148	333-164140
	333-164144	333-164142	333-164137
	333-164147	333-164136	333-164138
	333-164146	333-164135	333-164139